Exhibit 99.1

Q2 2019 Earnings Call 1 Second Quarter 2019 E A R N I N G S C A L L

Q2 2019 Earnings Call 2 Disclaimer: Forward Looking Statements and Use of Non-GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s anticipated growth strategies, including its decision to prioritize its core direct-to-consumer business and certain customer segments within the direct-to-consumer business; the company’s ability to achieve quarterly customer and revenue growth in the first quarter of 2020 and year-over-year quarterly customer and revenue growth in the second half of 2020; the company’s ability to execute on its strategic growth plan; its expectations regarding competition and its ability to effectively compete; its ability to expand or innovate on its product offerings, strategic partnerships and distribution channels; its ability to cost-effectively attract new customers, retain existing customers and increase the number of customers it serves; its amount of indebtedness and ability to fulfill its debt-related obligations; its ability to comply with the covenants in its revolving credit facility; its ability to maintain sufficient capital to continue to make investments and to fund its operations, including its strategic growth plan; risks resulting from the company’s recent management transition, including, but not limited to, loss of institutional knowledge and expertise; the company’s ability to achieve the benefits associated with, and mitigate the risks resulting from, the company’s past reorganization activities; seasonal trends in customer behavior; its expectations regarding, and the stability of, its supply chain; the size and growth of the markets for its product offerings and its ability to serve those markets; federal and state legal and regulatory developments; other anticipated trends and challenges in its business; and other risks more fully described in the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the U.S. Securities and Exchange Commission (“SEC”) on April 30, 2019, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 to be filed with the SEC, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also includes non-GAAP financial measures, including adjusted EBITDA, that are not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of these measures to the most directly comparable GAAP measures is included in the Appendix to this presentation. Certain data in this presentation was obtained from various external sources, and neither the company nor its affiliates, advisors, or representatives make any representation as to the accuracy or completeness of that data or any commitment to update such data after the date of this presentation. Such data involve risks and uncertainties and are subject to change based on various factors.

Q2 2019 Earnings Call 3 Linda Findley Kozlowski President and Chief Executive Officer

Second Quarter 2019 Financial Highlights

Q2 2019 Earnings Call 5 Second Quarter 2019 Performance Continued year-over-year improvements on the bottom line Marketing ($M) Net Loss ($M) Adjusted EBITDA ($M)¹ Net Revenue ($M) 8.2% As a percentage of Net Revenue $119.2 Million $7.7 Million $4.5 Million $180 $9 $35 $5 $4 $151 $8 $142 $141 $119 $23 $20 ($8) $14 $24 $10 ($18) $33 $34 ($19) Q2 ‘18 19.3% Q3‘ 18 15.4% Q4 ‘18 14.4% Q1 ‘19 Q2 ‘19 Q2 ‘18 Q3‘ 18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q2 ‘18 Q3‘ 18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q2 ‘18 Q3‘ 18 Q4 ‘18 Q1 ‘19 Q2 ‘19 10.0% 8.2% 1 Adjusted EBITDA is defined as net earnings (loss) before interest income (expense), net, other operating expense, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA.

Q2 2019 Earnings Call 6 Second Quarter 2019 Performance Leveraged enhanced operational capabilities and improved planning and process-driven strategies Net Revenue Less COGS Margin1 PTG&A ($M) 35.1 Million $48 $45 41.7% 40.0% 39.2% $39 35.3% $35 32.0% Q2 ‘18 Q3‘ 18 Q4 ‘18 Q1 ‘19 Q2 ‘19 Q2 ‘18 Q3‘ 18 Q4 ‘18 Q1 ‘19 Q2 ‘19 1 Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue. 40.0% $ $51

Q2 2019 Earnings Call

7

Second Quarter 2019 Performance

Progress in key customer metrics, primarily as a result of disciplined marketing strategy

Orders Per Customer[1]


4.4
4.1
4.3
4.5
4.6
Q2 '18
Q3' 18
Q4 '18
Q1 '19
Q2 '19
% YoY Growth
2.3%
-2.4%
0.0%
2.3%
4.5%

Average Revenue Per Customer[2]


$250
$233
$252
$258
$265
Q2 '18
Q3' 18
Q4 '18
Q1 '19
Q2 '19
-0.7%
-4.9%
1.6%
3.1%
6.1%

Average Order Value[3]


$57.34
$56.79
$58.12
$57.15
$58.16
Q2 '18
Q3' 18
Q4 '18
Q1 '19
Q2 '19
-2.5%
-2.3%
0.2%
1.0%
1.4%

1 We define Orders Per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period. Orders is defined as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers. We determine our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our e-commerce platforms in a given reporting period.

2 We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Customers in that period.

3 We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period.

Blue Apron’s Next Phase Returning the Company to Growth in 2020

Q2 2019 Earnings Call 9 Americans Are Cooking 82% The Percentage of Meals Prepared at Home (Up From A Decade Ago)1 1 The NPD Group, “Despite What You’ve Read, Americans Are Cooking at Home”, Jul. 2018.

Q2 2019 Earnings Call 10 We Believe Our Market Opportunity Is Large and Growing $45b Total Addressable Market 50mm Target Households1 x 15.1 Meal Kit Orders Per Year2 x $58.90 Meal Kit Average Order Value3 Online Grocery Household Penetration is Estimated to Grow ~35% Between 2018-20205 $8.6b Serviceable Addressable Market (Based on 19% 2018 Household Online Grocery Penetration4) Ratio not to scale $2.4b 2018 U.S. Meal Kit Market6 (Reflects approximately 28% of the Serviceable Addressable Market) $0.67b Blue Apron (FY ‘18 Revenue; reflects approximately 28% of the 2018 meal kit market) 1 US households with family size <5 and household income >$70K based on 2018 U.S. Census Bureau Data. 2, 3 Annualized quarterly meal kit orders and average order value from Blue Apron and HelloFresh during 3 months ending March 31, 2019. 4 RBC Capital Markets Proprietary Research, Fourth Annual Grocery E-Commerce Survey, Dec. 2018. Based on number of respondent consumers who have purchased groceries from online retailers. 5 Jefferies Franchise Note, “Brands Still Matter: Can Food and Beverage Brands Grow Properly Online?”, Mar. 2019. Based on online grocery household penetration. 2020 projection based on respondents who don’t buy F&B online currently, and expect to increase spend over the next 2-3 years. 6 Deutsche Bank Research, “HFG Capital Markets Day”, Oct. 2018. Deutsche Bank estimated FY 2018 revenue of Blue Apron, HelloFresh, and other non-public meal kit companies as of October 2018.

Q2 2019 Earnings Call 11 We Sit at the Intersection of Several Trends That Play to Our Strengths Fresh Over Processed Growing consumer interest in fresh, natural ingredients at expense of heavily processed food1 Better-For-You 95% of shoppers say they always or sometimes seek healthy food options2 Willingness to Pay Consumers are increasingly willing to pay a premium for food products in the natural, ethical, enhanced or “less of…” categories7 Convenience Time-pressured consumers leaning on delivery (to reach ~40% of restaurant sales by 20203) and seeking ways to save time Sustainability 81% of consumers feel strongly that companies should help improve the environment6 Food at Home Over 80% of American meals are prepared at home, which is up from a decade ago4 Time Spent at Home American lifestyles are changing as more time is spent at home --less time is spent traveling and in non-residential buildings5 1 Elsevier, Trends in Food Science & Technology, “The Importance of Food Naturalness for Consumers: Results of a Systematic Review”, Jun 2017. 2 International Food Information Council and American Heart Association, “Food Labeling Survey”, Jan 2019. 3 Morgan Stanley Research, “Alexa, What’s for Dinner Tonight?’”, Jul. 2017. 4 The NPD Group, “Despite What You’ve Read, Americans Are Cooking at Home”, Jul. 2018. 5 Joule, “Changes in Time Use and Their Effect on Energy Consumption in the United States”, Mar. 2018. 6 The Conference Board® Global Consumer Confidence Survey, conducted in collaboration with Nielsen Q2 2017. 7 LEK Consulting, “Consumer Health Claims 3.0: The Next Generation of Mindful Food Consumption, Oct. 2018.

Q2 2019 Earnings Call

Q2 2019 Earnings Call 13 Our Core Business: Engaging With Customers Week-In, Week-Out on Our Platforms Through Our Direct-to-Consumer Service Connect with consumers through tech platform Through our web and mobile-based platforms, consumers select from a weekly list of chef-prepared recipes in a quantity that suits their lifestyle Create supplementary in-box and digital content to educate, inspire and empower our home cooks Work closely with suppliers to source high-quality, unique ingredients that meet our quality standards at efficient costs Intelligently design culinary-driven recipes using fresh, seasonal ingredients Leverage data and analytics tools to help us forecast demand and make purchasing decisions accordingly Utilize insights from customer feedback to optimize our weekly portfolio of recipes to meet even more preferences, needs and lifestyles Package and cost-efficiently deliver to customers nationwide through FDA-regulated and SQF-certified fulfillment centers and optimized inbound and outbound logistics network

Q2 2019 Earnings Call 14 Our Return-to-Growth Strategy Pursuing new areas of opportunity within our core business FOCUSED EXPANSION SCALE MARKETING EFFICIENTLY BETTER INTEGRATE INTO OUR CUSTOMERS’ LIVES 1 2 3 ...while continuing to strengthen our foundation MEANINGFUL BRAND DIFFERENTIATORS OPERATIONAL OPTIMIZATION FISCAL DISCIPLINE

Q2 2019 Earnings Call 15 Our Return-to-Growth Strategy FOCUSED EXPANSION 1 Reach and engage a larger audience of customers who share our best customer characteristics by pursuing areas of previously under-tapped opportunity

Q2 2019 Earnings Call 16 Our Return-to-Growth Strategy BETTER INTEGRATE INTO OUR CUSTOMERS’ LIVES 2 Offer more menu choices and flexibility in our products and service

Q2 2019 Earnings Call 17 Our Return-to-Growth Strategy SCALE MARKETING EFFICIENTLY 3 Build stronger customer relationships and new partnerships

Q2 2019 Earnings Call 18 Advantage of Building Growth on Top of a Strong Foundation OPERATIONAL OPTIMIZATION FISCAL DISCIPLINE MEANINGFUL BRAND DIFFERENTIATORS

Q2 2019 Earnings Call 19 We Lead the Meal-Kit Category in Brand Awareness 61% 85% Unaided Awareness1 Aided Awareness2 1 Unaided brand awareness based on respondent’s answer when asked, “When you think about meal kit delivery services, what brand first comes to mind? Please think about companies that deliver fresh, pre-portioned ingredients and step-by-step recipes so you can prepare meals at home” and “Do any other meal kit delivery services come to mind? Please enter up to three additional brands." 2 Aided brand awareness based on respondent’s answer when asked, “Including any brands that you may have just mentioned, which of the following meal kit delivery services are you aware of: Blue Apron, HelloFresh, Plated, Sun Basket, Home Chef, Green Chef? Respondents were limited to personas satisfying target audience criteria that Blue Apron believes are indicative of customers who are most likely to be interested in fresh, pre-portioned ingredients and recipes. SOURCE: Dec. 2018 Brand Awareness Survey conducted by Qualtrics that was commissioned by Blue Apron.

Q2 2019 Earnings Call 20 Our Return-to-Growth Strategy Pursuing new areas of opportunity within our core business FOCUSED EXPANSION SCALE MARKETING EFFICIENTLY BETTER INTEGRATE INTO OUR CUSTOMERS’ LIVES 1 2 3 ...while continuing to strengthen our foundation MEANINGFUL BRAND DIFFERENTIATORS OPERATIONAL OPTIMIZATION FISCAL DISCIPLINE

Q2 2019 Earnings Call 21 Tim Bensley Chief Financial Officer

Financial Outlook

Q&A

Appendix

Q2 2019 Earnings Call 25 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA (in thousands) Net income (loss) Share-based compensation 4,771 4,569 2,765 2,835 1,622 Depreciation and amortization Other operating expense - - 2,170 230 - Interest (income) expense, net Provision (benefit) for income taxes 22 19 22 13 12 Adjusted EBITDA $(17,510)$(18,812)$(7,805) $8,639$4,484 1,8481,943 2,1152,2322,226 8,685 8,5998,829 8,604 8,372 $(32,836)$(33,942)$(23,706)$(5,275)$(7,748) Q2 2018Q3 2018Q4 2018Q1 2019Q2 2019

Q2 2019 Earnings Call S T R I C T L Y C O N F I D E N T I A L